Prospectus Supplement                                        216389 7/04
dated July 16, 2004 to:
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PUTNAM EQUITY INCOME FUND
Prospectuses dated March 30, 2004

The Trustees of the Fund have approved an amendment to the fund's investment objective. Subject to approval by the shareholders of the fund at a shareholder meeting currently expected to be held within the next six months, the text of the section "Goal" will be replaced by the following:

The fund seeks capital growth and current income.